INCOME TAXES (Tables)	12 Months Ended
Jun. 30, 2017
Income Tax Disclosure [Abstract]
Schedule of provision for income taxes

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 34% to the net loss before provision for income taxes for the following reasons:

	For the year ended June 30, 2017	For the year ended June 30, 2016

Income tax expense (asset) at statutory rate	$(7,189)	$(1,488)

Valuation allowance	7,189	1,488
Income tax expense per books	$-	$-